Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Corporate Presentation December 2022 Exhibit 99.1

Forward-Looking Statements and Other Disclaimers This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this presentation that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding the design of Frequency Therapeutics’ (the “Company”) Phase 2b trial of FX-322, including the type of SNHL that the enrolled patients will have and the ability of design features to reduce bias, the timing of the Company’s trials, including the Phase 2b trial of FX-322 and Phase 1b trial of FX-345, the timing of the Investigational New Drug application for remyelination in multiple sclerosis (“MS”) program, the interpretation and implications of the results and learnings of previous FX-322 clinical studies, the acceptance by the FDA of particular endpoints in the Company’s trials, the acceptance by the FDA of the Phase 2b trial of FX-322 as a pivotal trial, the treatment potential of FX-322, FX-345, and the novel approach for remyelination in MS, the timing and progress of the FX-345 and remyelination programs, the sufficiency of the Company’s cash, cash equivalents and short-term investments, estimates of the size of the hearing loss population and population at risk for hearing loss, estimates of the size of the population with MS, estimates of the commercial opportunity of FX-322, FX-345, and the novel approach to remyelination, the impact on existing treatment paradigms, the potential for payor reimbursements for treatment, the ability of our technology platform to provide patient benefit, and the potential application of the progenitor cell activation (“PCA”) platform to other diseases. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the impact of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities, the Company’s business and financial markets; the Company has incurred and will continue to incur significant losses and is not and may never be profitable; need for additional funding to complete development and commercialization of any product candidate; the Company’s development and commercialization of any product candidate; the Company’s dependence on the development of FX-322; the unproven approach of the PCA platform; the lengthy, expensive and uncertain process of clinical drug development and regulatory approval; limited experience successfully obtaining marketing approval for and commercializing product candidates; the results of earlier clinical trials not being indicative of the results from later clinical trials; differences between preliminary or interim data and final data; adverse events or undesirable side effects; disruptions at the FDA and other regulatory agencies; failure to identify additional product candidates; new or changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or approval; costly and damaging litigation, including related to product liability, intellectual property or brought by stockholders; dependence on Astellas Pharma Inc. for the development and commercialization of FX-322 outside of the United States; misconduct by employees or independent contractors; reliance on third parties, including to conduct clinical trials and manufacture product candidates; compliance with laws and regulations, including healthcare and environmental, health, and safety laws and regulations; failure to obtain, maintain and enforce protection of patents and other intellectual property; security breaches or failure to protect private personal information; attracting and retaining key personnel; and ability to manage growth. These and other important factors discussed under the caption “Risk factors” in the Company’s Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 8, 2022 and its other reports filed with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While the Company may elect to update such forward-looking statements at some point in the future, it disclaims any obligation to do so, even if subsequent events cause its views to change. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date of this presentation.

Opportunity The first drug candidate shown to improve hearing Potential to transform treatment for millions Key clinical readout in Q1 2023 Vision A new approach to regenerative medicine Using small molecules to activate the body’s innate regenerative potential Applicable to many other degenerative diseases with large patient populations

Significant Near-Term Clinical Milestones and Data Readouts FX-322 Lead hearing restoration study in sudden sensorineural and noise-induced hearing loss Phase 2b 208 study readout Second half of Q1 2023 Lead Hearing Program Capitalized to Achieve Major Milestones FX-345 New hearing restoration candidate explores impact of broader cochlear drug distribution Phase 1b readout H2 2023 Second Hearing Program Development Candidate Small-molecule therapeutic to activate oligodendrocyte precursor cells to restore myelin IND Submission H2 2023 MS Remyelination Program © Frequency Therapeutics, Inc. |

© Frequency Therapeutics, Inc. | Enhancing speech perception — the greatest need for millions of individuals with hearing loss POTENTIAL PARADIGM-CHANGING THERAPY There are no solutions to address the underlying biological cause of hearing loss SIGNIFICANT UNMET NEED Transforming the Standard of Care for Hearing Loss FX-322 for Hearing Restoration

A Small Molecule Candidate to Address the Underlying Pathology FX-322: Combination of pathways aims to activate progenitor cells and regenerate sensory cells in the cochlea

Directly Targeting the Regeneration of Sensory Hair Cells in the Cochlea FX-322: FX-322 is administered via a standard intratympanic injection, a routine procedure performed by ENTs The injection concentrates FX-322 in the cochlear region critical for speech intelligibility

Clinical Impact of a 5-word Improvement for Hearing Loss Patient Number of Words Correct ( out of 50) Speech perception range of cochlear implant candidate 5-word improvement can allow individual to delay/avoid procedure 5-word increase out of 50 (10% absolute) is clinically meaningful Impacts treatment recommendation Individuals with stable hearing loss do not spontaneously improve

Baseline — Correct words out of 50 Day 90 — Correct words out of 50 Statistically Significant Data from FX-322 – 201 Phase 1/2 Study Published in Otology and Neurotology, February 2021 Improved Speech Intelligibility in Subjects with Stable Sensorineural Hearing Loss Following Intratympanic Dosing of FX-322 in a Phase 1b Study (W.J. McLean, et. al.) Number of Words Correct ( out of 50) Speech Perception Improvements with FX - 322 More than 30% of subjects had a greater than 5-word improvement in speech perception scores Some subjects more than doubled their scores Some maintained improvements one to two years later

Outcomes from Five FX-322 Studies

Building a Clinical Path for a Hearing Therapeutic

FREQUENCY THERAPEUTICS

Sudden and noise-induced SNHL	Sudden and noise-induced SNHL	All etiologies	Age-related, no sudden or noise-induced	Severe, all etiologies
FX-322-201 Double blind Placebo controlled	**FX-322-202** Double blind Placebo controlled	**FX-322-111** Open label study	**FX-322-112** Double blind Placebo controlled	**FX-322-113** Double blind Placebo controlled
Mild-to-mod. severe **Aged 18-65** **N=23**	**Mild-to-mod. severe** **Aged 18-65** **N=96 (4x injections)**	**Mild-severe** **Aged 18-65** **N=33**	**Mild-to-mod. severe** **Aged 66-85** **N=30**	**Severe hearing loss** **Aged 18-65** **N=31**
Statistically significant, clinically meaningful improvement in speech perception in treatment group	High percentage of responses in untreated and placebo ears	Statistically significant, clinically meaningful improvement in speech perception in treatment group	Limited response in treatment group. Study excluded older individuals with noise-induced and sudden hearing loss	Hearing improvements shown in multiple subjects using signal-to-noise measures

No Drug-Related Serious Adverse Events

>200 Subjects Dosed

Hearing signal | No change between placebo and treated groups | Inconsistent baselines undermined data

© Frequency Therapeutics, Inc.
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Pooled FX-322 Data Across Studies Shows Pattern of Response Studies 201, 111, 112 & 113 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007). Word improvement to reach 95% confidence interval depends on starting performance. +5 words -5 words Change in Words Placebo Untreated Treated -10 0 10 20 Exceeds 95% Confidence Interval

33% 27% 40% Noise (18-65 years) Sudden (18-65 years) Age-related (65+ years) Mild Moderate Moderately-Severe Severe Pooled data - 94 subjects from FX-322 studies (201, 111, 112, 113) Circle size = # of people tested Color = % of responders 208 Trial 33% 27% 40% Placebo and untreated ears had a 3% response rate Pooled Data from Single Dose Trials Understanding Which Patients are Most Responsive to FX-322 208 study: Target population 7-10 million people in the U.S.

FX-322-208 Phase 2B Study Powered to show statistically significant improvement in speech perception Start of 1-Month Lead-in Day -30 Lead-in Day -15 Baseline Day 1 Placebo 1X N = 62 Follow-up Visits: Days 30, 60, 90 Randomize FX-322 1X N = 62 124 Subjects, SSNHL and NIHL, Ages 18-65 3 screenings to enter lead-in Pure tone average 35-85 dBHL Placebo 1X N = 62 Rigorous Study Design Lead-in phase with multiple baseline measures Sites and patients masked to qualifying test results All sessions recorded and monitored Ability to disqualify subjects based on test stability

208 Study Enrollment Recruitment driven by high interest and strict protocols SITES DIGITAL PRE-SCREENED ~11,000 SCREENED 417 RANDOMIZED 142 417 patients attended an initial study visit Screen failure rate of 65% due to strict protocols 142 patients randomized ~11,000 total trial applicants

208 Enrollment Subjects reflect etiologies and severities of responders from pooled data and meet the study’s speech perception deficit criteria Mod Mod/Sev Sev Total Idiopathic Sudden SNHL (SSNHL) Noise-induced SNHL (NIHL) Total 18% 61% 21% 69% 31% 12% 42% 15% 6% 19% 6% 100% Current patient retention rate is better than 99%

© Frequency Therapeutics, Inc. | Responders have statistically significant and clinically meaningful improvements (Exceed 95% confidence interval on speech perception test*) Pre-Specified Responder Definition Study powered to show greater responder rate in FX-322 treated patients than placebo (p<0.05)* *80% power assuming 20% effect size in 112 patients Powered to detect efficacy over placebo Clearly Defined Criteria for FX-322-208 Study Success Pre-specified, FDA-aligned clinical endpoints *Speech perception test used as a primary endpoint is pre-specified but not publicly disclosed to keep clinicians and patients blinded

© Frequency Therapeutics, Inc. | Established ENT physician channel Medicine would enable ENTs to offer intervention to patients with SNHL Standard trans-tympanic injection Small molecule approach Not gene or cell therapy Favorable safety profile Ease of manufacturing and drug delivery Path to reimbursement Existing reimbursement (and CPT code) for trans-tympanic injection ENTs are currently reimbursed for many hearing interventions Clear Commercial Path First Potential Therapy for Millions of People with Hearing Loss

Hearing Loss Can Have a Significant Impact on Overall Health July, 2020 “ Hearing loss is the largest potentially modifiable risk factor for developing dementia” November, 2018 Increased risks with untreated hearing loss Dementia Depression 50% 41% JAMA Nov 8, 2018, Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal Administrative Claims Study.

Current device solutions aren’t enough There’s a clear demand for cochlear regeneration as a solution Only 20%* of people who need hearing aids actually use them Current devices don’t address the underlying biological problem Speech clarity is the critical unmet need as identified by patients Hearing Aids Cochlear Implants *https://www.nidcd.nih.gov/health/statistics/use-hearing-aids-adults-hearing-loss

Opportunities Enabled by a Positive FX-322-208 Study Outcome Regulatory Defined path to registrational studies Potential for FX-322-208 to be considered a pivotal study One additional study for approval Potential for Breakthrough Therapy designation FX-322 Partner Milestones $625m for ex-US development and commercialization AST Development milestone payments to Frequency $90 million for Phase 2b start in Europe and Asia $140 million for Phase 3 start in Europe and Asia

Pipeline Expansion

Working to Achieve Broad Exposure Through the Cochlea FX-345 Second hearing restoration program Enables coverage of a large portion of the cochlea Potential to address additional SNHL patient types Formulation may enable evaluation of a range of dose levels Developing in addition to FX-322. Clinical data will drive commercial positioning

Creating Effective Drug Levels Through Large Portion of Cochlea FX-345 Concentration Relative to Target Concentration Relative to Target

New Regenerative Program What if we could extend our approach to other degenerative diseases?

Novel Frequency Small Molecule Inhibitors Drive Oligodendrocyte Differentiation FREQ-162 Highly potent Highly efficacious Orally bioavailable Brain penetrant Novel chemical entity Patent application filed Lead Optimization generated FREQ-162 % Newly Differentiated Oligodendrocytes Vehicle Negative Control 1 nM 3 nM 10 nM 30 nM 100 nM Frequency discovered a novel and highly effective target Developed novel chemical entities that are highly potent inducers of oligodendrocyte differentiation

FREQ-162 Outperforms Literature Compounds *In Vivo*

Adult mice received 3 doses of comparator compounds or a single dose of FREQ-162
Brains were stained for a marker of newly generated oligodendrocytes
Single dose FREQ-162 induces more OPCs to differentiate than comparator compounds


Vehicle
T3 / Thyromimetic
α-Lingo Antibody
Clemastine / Anti-Muscarinic
FREQ-162
x 3 days
10 mg/kg x 3 days
5 mg/kg x 3 days
75 mg/kg x 3 days
5 mg/kg, Single Dose

Thyroid Hormone: Thyromimetic Class

α-Lingo antibody: Blocking antibody

Clemastine: Anti-Muscarinic Class

FREQ-162 induces formation of newly differentiated oligodendrocytes in both white and gray matter

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Myelin Basic Protein Cortex Striatum Corpus Callosum Cuprizone, Vehicle The Cuprizone Model of Chronic Demyelination Adult mice were demyelinated via 17 months of cuprizone administration Elderly mice with long term demyelination Healthy Control Myelin Basic Protein

FREQ-162 Outperforms Published Compounds *In Vivo*

Adult mice received up to 10 daily doses of comparators or a single dose of FREQ-162
Brains were stained for Myelin Basic Protein (green)
Single dose FREQ-162 induces more remyelination than comparator compounds


Vehicle
x 10 doses
T3 / Thyromimetic
10 mg/kg x 10 doses
α-Lingo Antibody
5 mg/kg x 3 doses
Clemastine / Anti-Muscarinic
75 mg/kg x 10 doses
FREQ-162
5 mg/kg, Single Dose

Thyroid Hormone: Thyromimetic Class

α-Lingo antibody: Lingo inhibitor

Clemastine: Anti-Muscarinic Class

FREQ-162 induces formation of new myelin in white and gray matter

Animals demyelinated for 17 months via cuprizone treatment

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Frequency NCEs Outperform Competitors: High Magnification Cortex Striatum Corpus Callosum Vehicle Cortex Striatum Corpus Callosum 5 mg/kg x 1 dose FREQ-162 Myelin Basic Protein High magnification view reveals that FREQ-162 yields myelination In both white and gray matter In the appropriate orientation and location

All 8 out of 8 mice treated with FREQ-162 showed robust increases in myelination in both white and gray matter tracts FREQ-162: Highly Reproducible Increases in Myelination Vehicle FREQ-162 #1 #2 #3 #4 #5 #6 #7 #8 #1 #2 #3 #4 #5 #6 #7 #8 Myelin Basic Protein

Freq-162 Induces Robust Increases in Myelination Forebrain myelin basic protein levels quantitated A single dose of a Frequency compound induces robust remyelination  Compound Dose (mg/kg) # of doses Fold change P= α-Lingo antibody 5 3 0.9 x 0.99 Clemastine 75 10 1.7 x 0.70 Thyroid Hormone (T3) 10 10 1.4 x 0.95 FREQ-162 5 1 7.7 x <0.0001 Myelin Basic Protein MBP (Intensity Weighted Pixel Count) 6000 5000 4000 3000 2000 1000 0 Healthy Naive Vehicle Lingo Ab (5 mg/kg) Clemastine (75 mg/kg) T3 (10 mg/kg) FREQ-162 (5 mg/kg)

Discovered novel target Induced high levels of oligodendrocyte differentiation and remyelination in vivo Candidate entering IND-enabling studies Remyelination: Advancing Toward the Clinic

Our Path Forward 2023: A year of major milestones FX-322 phase 2B study read-out in second half of Q1 Unique opportunity to advance the first restorative treatment for acquired SNHL Focused on key unmet need of speech perception Clear, pre-defined endpoints FX-345 phase 1b study for hearing restoration, H2 IND for remyelination in MS program, H2 Pipeline programs in key areas of unmet need Hearing restoration and remyelination in MS both potential multi-billion-dollar markets addressing great areas of patient needs Resources to support next set of catalysts $99.3mm cash in hand as of September 30 Astellas Phase 2b start in Europe/Asia triggers $90 million in milestones

Appendix

Tissue-Specific, Pre-programmed Stem Cells Origin of Frequency Therapeutics Decoding Intestinal Regeneration Langer and Karp publish small molecules activate intestinal progenitors Enabling Cochlear Regeneration Same cues reactivate normally inactive progenitors in the cochlea Frequency Therapeutics Small molecule therapeutics show clinical proof of concept Niche-independent high-purity cultures of Lgr5+ intestinal stem cells and their progeny Clonal Expansion of Lgr5-Positive Cells from Mammalian Cochlea and High-Purity Generation of Sensory Hair Cells

Despite Hair Cell Loss, Progenitor Cells Remain Human Cochlea Cross-section Audiogram 47 Year Old Male with Occupational Noise Deafness

Combination of Pathways to Activate Progenitor Cells Cochlear Progenitor Proliferation (Lgr5+ – GFP) Culture Media Glycogen synthase kinase-3 (GSK3) Inhibitor; (laduviglusib) HDAC Inhibition (sodium valproate) GSK3 + HDAC inhibition HDAC = Histone deacetylase NCE = new chemical entity In vitro mouse model testing

Sensing Sound Generating intricate hair bundles Hair cells Hair bundles Transmitting Signal Synaptic proteins to communicate with nerve are present Hair cells Synapses Creating Signal Producing functional ion channels Hair cells Transducing cell dye FX-322 Agents Induce Protein Expression Consistent with Fully Functional Sensory Hair Cells McLean et al., 2017, Cell Reports 18, 1917–1929 February 21 http://dx.doi.org/10.1016/j.celrep.2017.01.066

Data from Controlled Studies (FX-322-201, FX-322-111)

Improvement Shown in Speech Perception in Quiet with Single Dose

Phase 1/2 Study FX-322-201 Overview

- Placebo-controlled, multi-center, randomized study
- Mild to moderately severe subjects, age 18-65 (n=23)
- NIHL/SSNHL

Study Results

- 33% of subjects achieved 10% or greater absolute improvement in word recognition in treated ear
- Statistically significant *and* clinically meaningful improvements in WR
- No meaningful changes in placebo group
- Favorable safety profile



Day-90 Word Recognition Scores Across Studies
FX-322-201 Phase 1/2
FX-322-111 Phase 1b
% Exceeding Absolute 10%
40%
30%
20%
10%
0%
Placebo (n=8)
FX-322 (n=15)
Untreated * (n=32)
FX-322 * (n=32)

Phase 1b Study FX-322-111 Overview

- Compared different FX-322 administration conditions
- Open-label, multi-center, randomized study
- Mild to severe subjects, age 18-65 (n=33)

Study Results

- 34% of subjects achieved 10% or greater absolute improvement in word recognition (WR) in treated ear
- Statistically significant *and* clinically meaningful improvements in WR
- Favorable safety profile

**Total of 33 patients enrolled in study, 32 subjects completed 90-day clinical assessment period*

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FX-322 Phase 1/2 Durability Data:

Patients Show Sustained Hearing Improvements 13-21 Months After Initial Dosing

FREQUENCY THERAPEUTICS



50
40
30
20
10
0
Month 16**
Month 21**
Month 19**
Month 13**
Month 21**
50W 14
50W 34
*25W 30
50W 7
50W 16
50W 12
50W 20
50W 39
50W 35
50W 26
50W 47
*25W 38
50W 29
50W 38
50W 22
Subject 1
Subject 2
Subject 3
Subject 4
Subject 5

Key Findings

Preliminary evidence indicating a durable benefit of hearing clarity

Baseline - Correct words out of 50

Day 90 - Correct words out of 50

1-2 Years - Correct words out of 50

Three patients who had durable improvements in intelligibility also had pure tone audiometry improvements of 10 – 15 dB at the highest frequency tested (8k Hz)

* 25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words
50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing

**Since FX-322 dosing

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FX-322-113: Hearing Signal and Speech Perception Improvements Observed in Subjects with Severe SNHL Double-blind, placebo-controlled study of 31 individuals randomized 4:1 Pure tone average deficit between 71-90 decibel hearing level (dBHL) Potential cochlear implant candidates Improvements in Bamford-Kowal-Bench Sentence-in-Noise exam (BKB-SIN) observed in treated ears BKB-SIN measures signal-to-noise ratios required for subjects to correctly repeat words in sentences Three FX-322 treated subjects show improvement, two with a 6 dB response A single placebo subject showed a 3.6 dB change No improvements observed in words-in-quiet Favorable safety profile No treatment-related SAEs

Ex-US Development and Commercialization of FX-322 Astellas Collaboration: Strategic commitment to invest in ENT as a therapeutic area ————— Research focus in regenerative medicine ————— Global footprint in major markets and distributorship model in Africa/ME and LATAM Development and commercialization collaboration for FX-322, including lifecycle improvements Astellas has ex-US rights; Frequency retains US rights to FX-322 Payments of up to $625mm which included $80mm upfront Development milestone payments to Frequency of $65.0 million and $25.0 million upon the first dosing of a patient in a Phase 2b clinical trial for SNHL in Europe and Asia, respectively $100.0 million and $40.0 million upon the first dosing of a patient in a Phase 3 clinical trial for SNHL in Europe and Asia, respectively Development & commercialization: Astellas responsible for execution and costs of ex-US clinical development and commercialization

Proven Leadership Team

FREQUENCY THERAPEUTICS



David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder / CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.



Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA / CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.



Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.



Dana Hilt, M.D.
Chief Medical Officer

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.



Sue Stewart, J.D., LLM
Chief Regulatory Officer

CRO at numerous biopharma companies including Kaleido Biosciences, Candel Therapeutics, and regulatory leadership roles at Tokai Pharma, Transmolar and Genzyme Corp.



Wendy Arnold
Chief People Officer

HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals



Quentin McCubbin, Ph.D.
Chief Manufacturing Officer

Led pharmaceutical sciences and process chemistry at Takeda / Millennium and headed technical operations Cerevel Therapeutics.

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FREQUENCY THERAPEUTICS

Scientific Advisory Board



Jeff Karp, Ph.D.

Associate Professor at Brigham and Women's Hospital, Harvard Medical School



Robert Langer, SC.D.

David H. Koch Institute Professor at the Massachusetts Institute of Technology



Sheng Ding, Ph.D.

Senior Investigator, Gladstone Institute of Cardiovascular Disease



Sean J. Morrison, Ph.D.

Director of the Children's Medical Center Research Institute, UT Southwestern



Siddhartha Mukherjee, M.D., D.Phil.

Assistant Professor of Medicine, Columbia University Medical Center



Amy Wagers, Ph.D.

Forst Family Professor of Stem Cell and Regenerative Biology, Harvard University

Clinical Advisory Board



Dan Lee, M.D.

Director, Pediatric Otology and Neurotology, Mass Eye and Ear



Rene Gifford, Ph.D.

Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University



Steve Rauch, M.D.

Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center



Ruth Litovsky, Ph.D.

Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin



Chris Runge, Ph.D.

Chief of the Division of Communication Sciences, Medical College of Wisconsin



Joni Doherty, MD, Ph.D.

Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC.



Julie Arenberg, MS, Ph.D.

Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear



David Friedland, M.D., Ph.D.

Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin

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Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Corporate Presentation December 2022